Subsequent Events	12 Months Ended
Mar. 31, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 15 – SUBSEQUENT EVENTS

In April 2020, Fujian Happiness Medical Equipment Co. Ltd ("Happiness Medical") was set up by Fujian Happiness Biotech Co., Ltd, which holds 51% of equity interest in Happiness Medical and Mr. ZhiHui Zhen who holds 49%. The registered capital of Happiness Medical is RMB 10 million. Happiness Medical started to produce facial masks at first and then expanded business scopes to include the manufacture and sale of face shields, glass shields, medical gloves and sanitary products. As of the date of this report, the Company has contributed RMB 500,000 to the Happiness Medical.

On April 19, 2019, the Company entered into a bank loan agreement with Industrial Bank Co., Ltd to borrow RMB 7 million Yuan as working capital for one year with due date in April 2020. In April 2020, Fujian Happiness renewed this RMB 7 million Yuan loan with three separate loan agreements with Industrial Bank Co. Ltd for a total amount of RMB 7,000,000 bearing interest rate at LPR plus 1.45% per annum, payable monthly. Mr. Xuezhu Wang, Mr. Xianfu Wang and Ms. Yanying Lin personally guaranteed these loans. All term loans have a one-year life and are due in April 2021.

On April 7, 2020, Fujian Happiness Biotech Co., Ltd entered into an agreement due in May 2021 with Postal Saving Bank of China that provided for a RMB 3,000,000 one-year term loan bearing interest at LPR Index plus 0.2% per annum (LPR 4.2 % in April 2020) payable monthly, with a revolving credit facility clause in this contract. Fujian Happiness Biotech Co., Ltd withdrew proceeds of a RMB 1.7 million under this credit facility on April 7, 2020 and may drawdown another RMB 1.3 million within loan tenor period.

COVID-19 Pandemic

The outbreak of COVID-19 began in January 2020 and was quickly declared as a Public Health Emergency of International Concern and subsequently a pandemic by the World Health Organization. A series of prevention and control measures including quarantines, travel restrictions, and the temporary closure of facilities were implemented across the country.

The Company was impacted by the COVID-19 pandemic in many ways, including the plump of closures of experience stores, diving sales by distribution channels, and shut down or partly shut down of production facilities for around three months. As a result, revenue dropped by approximately 50% for the three months ended on March 31, 2020, compared with the revenue of the same period in 2019. In addition, the planting and harvesting of Cordyceps mylitaris ceased for three months, so an inventory loss was recorded.

Despite the fact that China has largely brought the pandemic under control, there is still a high degree of uncertainty as to how the pandemic will evolve going forward. A new outbreak in China could cause new disruptions of our production, distribution and sales, and have an adverse impact on our business, financial condition and results of operations for the remainder of the fiscal year ending March 31, 2021, which cannot be reasonably estimated at the current stage. We will regularly assess its business conditions and adopt measures to mitigate any new impact of the ongoing pandemic.